Palmer Square Ultra-Short Duration Investment Grade Fund
(Ticker Symbol: PSDSX)

A series of Investment Managers Series Trust

Supplement dated May 30, 2017, to the
Summary Prospectus dated October 7, 2016.

Effective June 1, 2017 (the “Effective Date”), the minimum initial investment for all Palmer Square Ultra-Short Duration Investment Grade Fund (the “Fund”) accounts will be lowered from $1 million to $250,000.  As a result, as of the Effective Date, all references to the minimum initial investment in the Summary Prospectus are updated accordingly.  For subsequent purchases of Fund shares, there continues to be no required minimum investment amount.

Please file this Supplement with your records.